Investor Presentation June 4, 2018 1

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “guidance,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the Company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by Earthstone and its management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: risks relating to any unforeseen liabilities; further declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under the Company’s credit agreement; Earthstone’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; Earthstone’s ability to obtain external capital to finance exploration and development operations and acquisitions; the ability to successfully complete any potential asset acquisitions and the risks related thereto; the impacts of hedging on results of operations; uninsured or underinsured losses resulting from oil and natural gas operations; Earthstone’s ability to replace oil and natural gas reserves; and any loss of senior managementor key technical personnel. Earthstone’s 2017 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, recent current reports on Form 8-K and any amendments of such filings, and other Securities and Exchange Commission (“SEC”) filings discuss some of the important risk factors identified that may affect Earthstone’s business, results of operations, and financial condition. Earthstone undertakes no obligation to revise or update publicly any forward-looking statements except as required by law. Industry and Market Data This presentation has been prepared by Earthstone and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although Earthstone believes these third-party sources are reliable as of their respective dates, Earthstone has not independently verified the accuracy or completeness of this information. Some data are also based on Earthstone’s good faith estimates, which are derived from its review of internal sources as well as the third-party sources described above. 2

Disclaimer Oil and Gas Reserves The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose estimated proved reserves, which are estimates of reserve quantities that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. Earthstone discloses only estimated proved reserves in its filings with the SEC. Earthstone’s estimated proved reserves as of December 31, 2017 contained in this presentation were prepared by Cawley, Gillespie & Associates, Inc., an independent engineering firm (“CG&A”), and comply with definitions promulgated by the SEC. Additional information on Earthstone’s estimated proved reserves is contained in Earthstone’s filings with the SEC. This presentation also contains Earthstone’s internal estimates of its potential drilling locations, which may prove to be incorrect in a number of material ways. The actual number of locations that may be drilled may differ substantially. Certain estimates of proved reserves contained herein were independently prepared by CG&A utilizing NYMEX 5-year strip prices (future prices) for oil, natural gas and NGL’s as of December 31, 2017. Management believes that utilizing an alternate pricing case better represents the value of the reserves and are better aligned with fair value of reserves. Management also believes the alternate pricing case is useful to investors because it uses future prices and not historical prices in its planning and strategic decision making. In addition to using NYMEX 5-year strip prices, future plugging and abandonment costs net of salvage value have been excluded from the NYMEX 5-year strip price reserves case. 3

Investment Highlights

Midland Basin Focused Company with Growing Inventory

- ✓ Actively growing in the Midland Basin
- ✓ Growth through drill bit, acquisitions and significant business combinations
- ✓ ~950 total gross drilling locations across core play in Midland Basin
- ✓ Upside from down-spacing and added benches

Prudently Managed Balance Sheet

- ✓ Liquidity of $206 million[(1)], adequate to fund near-term capital expenses
- ✓ Conservative capital structure with low leverage
- ✓ Traditional reserve-based credit facility with standard covenants

Visible Production Growth & Drilling Program with Substantial Optionality

- ✓ Midland Basin and Eagle Ford wells-in-progress provide ability to ramp up production quickly
- ✓ Majority of acreage in key areas is HBP

Proven Management Team

- ✓ Four prior successful public entities
- ✓ Operational excellence
- ✓ Repeat institutional investors
- ✓ Market recognition from investors and sellside research analysts

(1) Liquidity estimated as of March 31, 2018 based on $30mm drawn on revolving credit facility, $11mm of cash on hand and a borrowing base of $225mm.

EARTHSTONE Energy, Inc. 4

Track Record

- **Management team has consistently created shareholder value**
  - Repeated success with multiple entities over 25 years
  - Results have created long-term and recurring shareholders
  - Extensive industry and financial relationships
  - Technical and operational excellence
    - Multi-basin experience
    - Resource & conventional expertise
    - Complex drilling & horizontal resource proficiency
    - Efficient and low-cost operator
    - Proven acquisition and exploitation results

GeoResources, Inc.

2007 – 2012 GeoResources, Inc. ("GEOI")
Eagle Ford, Bakken / Three Forks, Gulf Coast
Initial investors – 35% IRR
Initial investors – 4.8x return

Initial Southern Bay investors achieved a combined 7.4x ROI upon the merger with GeoResources and subsequent sale in 2012

2005 – 2007 Southern Bay Energy, LLC (Private)
Gulf Coast, Permian Basin
Initial investors – 40% IRR

2001 – 2004 AROC, Inc. (Private)
Gulf Coast, Permian Basin, Mid-Con.
Preferred investors – 17% IRR
Initial investors – 4x return

1997 – 2001 Texoil, Inc. ("TXLI")
Gulf Coast, Permian Basin
Preferred investors – 2.5x return
Follow-on investors – 3x return
Initial investors – 10x return

1992 – 1996 Hampton Resources Corp. ("HPTR")
Gulf Coast
Preferred investors – 30% IRR
Initial investors – 7x return

Note: "Initial investors" refers to (i) in the case of private entities, investors that participated in the initial capitalization or recapitalization of the entity at the time a change in management occurred, or (ii) in the case of public entities, public shareholders existing at the date the transaction was announced to the public. Past performance is not necessarily indicative of future results.

EARTHSTONE Energy, Inc. 5

Management . Strong management and technical team with demonstrated ability and prior success . Equity ownership - interests are clearly aligned with shareholders Years Years of Working Responsibility Experience Together Frank Lodzinski 45 29 CEO Robert Anderson 30 14 President Mark Lumpkin 20 1 CFO Steve Collins 28 21 Operations Tim Merrifield 37 18 Geology and Geophysics Francis Mury 42 29 Drilling and Development Ray Singleton 38 4 Operations and A&D Tony Oviedo 37 1 Accounting and Administration Lane McKinney 20 4 Land Lenny Wood 16 1 Exploration and Development Scott Thelander 11 1 Finance 6

Earthstone – A Platform for Steady Growth . Since December 2014, Earthstone has evolved from a micro cap, non-op Bakken / Three Forks company to a small cap operator that is primarily focused in the Midland Basin (2) Production (Boe/d) November 2014 9,664 Q1 2018 Midland Basin Eagle Ford Bakken/Other 7,567 Midland Basin Bakken / Three Forks Eagle Ford 662 Boe/d(1) (1) (3) 662 2,097 9,664 Boe/d(2) Q3 2014 Q1 2018 Resource Expansion December 2014 December 2014 Q2 2016 Q2 2017 Q2/Q3 2015 Strategic Private Sellers Combination Midland Basin Midland Basin Eagle Ford Operator Eagle Ford 5,883 Net Acres 20,900 Net Acres Karnes, Gonzales, Howard, Glasscock Reagan, Upton, Fayette Counties, TX Counties, TX Midland Counties, TX (1) Daily production for the three month period ended September 30, 2014. (2) Represents reported sales volumes. 7 (3) Eagle Ford production includes 2 Boe/d from other non-core assets that were divested in Q1 2018.

Company Overview

- The Woodlands, Texas based E&P company focused on development and production of oil and natural gas with current operations in the Midland Basin (~26,700 core net acres) and the Eagle Ford (~16,000 core net acres)
  - Closed sale of Bakken assets in December 2017
- Strategy of growing through the drill bit, organic leasing, and attractive asset acquisitions and business combinations
- Q1 2018 production of 9,664 Boe/d (63% oil, 80% liquids)[1]
- On May 9, 2017, Earthstone closed a business combination with Bold Energy III LLC
  - 20,900 net acres[2] predominantly in Reagan, Upton, and Midland Counties
  - 500+ gross locations; 99% operated; average 87% working interest[2]
- In May 2016, Earthstone closed its business combination with Lynden Energy Corp. and established its initial presence in the Midland Basin
  - 5,883[2] net acres in Howard, Glasscock, Midland, and Martin Counties
  - 177 gross locations; average 40% working interest[2]

12/31/2017 Proved Reserves[3]

Category	Oil (MMBbls)	Gas (MMMcf)	NGL (MMBbls)	Total (MMBoe)	PV-10 ($mm)
PDP	10.9	21.4	3.8	18.2	$274
PNP	1.1	1.9	0.4	1.8	$23
PUD	35.5	68.1	13.4	60.3	$344
1P	**47.5**	**91.4**	**17.5**	**80.3**	**$641**

Production Summary

Q1 2018 Net Production: 9,664 Boe/d


Eagle Ford, 2,097
(4)
Midland Basin, 7,567

Market Statistics[5]

($mm, Except Share Price)

Class A Common Stock (mm)	27.9
Class B Common Stock (mm)	35.9
Total Common Stock Outstanding (mm)	**63.7**
Stock Price (5/31/18)	$8.84
Market Capitalization	**$563.4**
Plus: Total Debt	$30.0
Less: Cash	($11.1)
Enterprise Value	**$582.3**

(1) Represents reported sales volumes.
(2) Acreage, locations and working interests as of the transaction date.
(3) Reserve quantities and values were independently estimated by CG&A utilizing NYMEX 5-year strip prices as of December 31, 2017 (Oil – $59.55, $56.19, $53.76, $52.29, $51.67 / Gas - $2.84, $2.81, $2.82, $2.85, $2.89). See "Non-GAAP Financial Measure – PV-10".
(4) Eagle Ford production includes 2 Boe/d from other non-core assets that were divested in Q1 2018.
(5) Class A and Class B Common Stock outstanding as of April 26, 2018. Total debt and cash balances as of March 31, 2018.

EARTHSTONE Energy, Inc.

8

Earthstone by the Numbers: Increased Size, Scale and Core Inventory Midland Basin Net Acres 26,700 Net Midland Basin Locations 500 % Operated in Midland Basin 77% Operations Q1 2018 Production (Mboe/d)(1) 9.7 Q1 2018 Production (% Oil / % Liquids) 63% / 80% 12/31/2017 Proved Reserves (MMboe)(2) 80.3 12/31/2017 PV-10 ($mm)(2) $641 Reserves % Oil / % Liquids 59% / 81% Q1 2018 Revenue ($mm) $41 Q1 2018 Adjusted EBITDAX ($mm)(3) $25 Q1 2018 LOE ($/boe)(4) $5.35 Q1 Financial Q1 Q1 2018 G&A ($/boe)(5) $5.33 Borrowing Base ($mm) $225 (1) Represents reported sales volumes. (2) Reserve quantities and values were independently estimated by CG&A utilizing NYMEX 5-year strip prices as of December 31, 2017 (Oil – $59.55, $56.19, $53.76, $52.29, $51.67 / Gas - $2.84, $2.81, $2.82, $2.85, $2.89). See “Non-GAAP Financial Measure – PV-10”. (3) Excludes transaction costs. See “Reconciliation of Non-GAAP Financial Measure – Adjusted EBITDAX”. (4) Includes re-engineering, workovers and ad valorem taxes. 9 (5) Excludes transaction costs and non-cash stock-based compensation.

Robust Growth with a Focus on Operations and Balance Sheet Average Daily Production (Boe/d)(1) Adj. EBITDAX ($mm)(3) 16,000 $120.0 (4) $101.2 (2) 12,250 12,000 $90.0 9,664 7,869 $60.6 8,000 $60.0 4,002 3,936 ($mm) EBITDAX  $26.5 4,000 $30.0 $18.7 Average Daily Production (Boe/d) 0 $0.0 Lease Operating Expense ($/Boe)(5) Net Debt / LTM EBITDAX $12.00 $10.95 2.0x $10.29 $9.00 1.5x $6.84 (2) $6.00 $5.35 $5.00 1.0x $3.00 0.5x LOE per Boe ($/Boe) 0.2x 0.2x Net Debt / LTM EBITDAX  (x) 0.0x $0.00 0.0x (1) Represents reported sales volumes. (2) Reflects midpoint of 2018 FY Guidance. (3) Excludes transaction costs. See “Reconciliation of Non-GAAP Financial Measure – Adjusted EBITDAX”. 10 (4) Based Q1 2018 Adjusted EBITDAX of $25.3mm on an annualized basis. (5) Includes re-engineering, workovers and ad valorem taxes.

Areas of Operations Eagle Ford 1P Reserves (MMBoe) 6.5 % PD 73% % Oil 62% PV-10 ($mm) 82.1 Q1 2018 Net Production (Boe/d)(1,2) 2,097 Midland Basin Gross Producing Wells 165 1P Reserves (MMBoe) 73.7 Core Net Acres 16,000 % PD 21% Core Gross Drilling Locations 161 % Oil 59% PV-10 ($mm) 559.1 Q1 2018 Net Production (Boe/d)(1) 7,567 Total Gross Producing Wells 195 1P Reserves (MMBoe) 80.3 Core Net Acres 26,700 % PD 25% Core Gross Drilling Locations 943 % Oil 59% PV-10 ($mm) 641.2 Q1 2018 Net Production (Boe/d)(1) 9,664 Gross Producing Wells 361 Core Net Acres 42,700 Core Gross Drilling Locations 1,104 Notes: Reserve quantities and values were independently estimated by CG&A utilizing NYMEX 5-year strip prices as of December 31, 2017 (Oil – $59.55, $56.19, $53.76, $52.29, $51.67 / Gas - $2.84, $2.81, $2.82, $2.85, $2.89). PV-10 is a non-GAAP financial measure. See “Non-GAAP Financial Measure – PV-10”. (1) Represents reported sales volumes. 11 (2) Eagle Ford production includes 2 Boe/d from other non-core assets that were divested in Q1 2018.

Asset Overview 12

Significant Position in the Midland Basin 26,700 Total Net Acres in Core of Midland Basin 943 gross locations identified in only 4 benches Significant Operated Position in Midland Basin(1) 20,500 net acres, 87% working interest, 526 gross locations identified in only 4 benches Q1 2018 Net Production of 7,567 Boe/d(2) (60% oil, 78% liquids) Wells in progress drive immediate production growth Attractive Rates of Returns (“ROR”)(3) Single well RORs of 80% - +100% Position Delineated In Multiple Benches Strong offset results in the Wolfcamp A and B, Lower Spraberry, Significant Wolfcamp C potential Completion Evolution Sets Stage for Further Well Acreage Legend Performance Improvement Operated Non-Operated (1) Does not include non-operated position. (2) Represents reported sales volumes for both operated and non-operated properties. (3) Single well rates of return based on flat price deck of Oil – $60.00/Bbl, Gas - $3.00/Mcf before deductions for transportation, gathering and quality differential. 13

Consistent Thickness in Place Across the Operated Position

- Reagan County Wolfcamp
  - Thickest Wolfcamp shale section in Midland Basin
- Current Reagan inventory
  - 1 Wolfcamp A target
  - 2 Wolfcamp B targets
  - 1 Wolfcamp C target
- 7 viable target benches tested or developed by industry
  - 2 Wolfcamp A targets
  - 3 Wolfcamp B targets
  - 1 Wolfcamp C target
  - 1 Wolfcamp D target
- Offset operators have developed five benches in a stacked "wine rack" pattern
  - 2 Wolfcamp A targets
  - 3 Wolfcamp B targets
- Thermal maturity places ESTE's acreage in oil window with low gas/oil ratios ("GOR")
  - Average 80% Liquids, 20% Gas
- Shallower true vertical depth ("TVD") than northern end of Midland Basin
  - D&C costs are lower

Wolfcamp Formation Isopach (Midland Basin)(1)


Gaines
Dawson
Borden
Scurry
Andrews
Martin
Howard
Mitchell
Ector
Midland
Texas
Upton
Irion
Crockett
ESTE Operated
ESTE Non-Op
Wolfcamp Isopach
CI - 50'
< 300
300 - 600
600 - 900
900 - 1200
1200 - 1500
1500 - 1800
1800 - 2100
2100 - 2400
> 2400

Source: University of Texas Bureau of Economic Geology.
(1) Does not include Wolfcamp A in the Wolfcamp Isopach.

EARTHSTONE Energy, Inc.

14

High Quality Pay Across Multiple Zones

Reagan County Type Section


Dean
Wolfcamp A
Wolfcamp Upper B
Wolfcamp Lower B
Wolfcamp C
Wolfcamp D
GR_EDTC
DPHZ
AT90
TOIL

Primary Targets
Prospective Targets[1]

Reagan Co. Resource Greater than Midland Co.


North Midland
Central Reagan
GR_EDTC
TOIL
Dean
Wolfcamp A
Wolfcamp B
Wolfcamp C
Wolfcamp D


Texas

Wolfcamp A
Thickness increases 50-100' from Midland to Reagan County.

Wolfcamp B
Thickness increases 250-300' from Midland to Reagan County.

Wolfcamp C
Bench is much thicker in Reagan County.

(1) Prospective targets tested in offset wells by other operators.

EARTHSTONE Energy, Inc.

15

Significant Acreage Position in Midland Basin Core at an Attractive Price

Selected Midland Basin Transactions



Midland
Glasscock
Sterling
Texas
Upton
Reagan
Irion
ESTE Operated
ESTE Non-Op

RSPP/Adventure – 7/2014
Purchase price: $259mm
Production, net: 1,100 boe/d
Acreage: 6,652
Adj. $/acre: $30,667

Parsley/PCORE – 12/2015
Purchase price: $149mm
Production, net: 1,000 boe/d
Acreage: 5,274
Adj. $/acre: $21,521

Parsley/Cimarex – 8/2014
Purchase price: $252mm
Production, net: 1,800 boe/d
Acreage: 5,472
Adj. $/acre: 29,605

AEP/Tall City– 10/2014
Purchase price: $726mm
Production, net: 1,400 boe/d
Acreage: 27,000
Adj. $/acre: $24,296

Oxy/Vanguard – 3/2017
Purchase price: $105 mm
Production, net: 203 boe/d
Acreage: 3,048
Adj. $/acre: $32,118

Parsley/Riverbend – 4/2016
Purchase price: $215mm
Production, net: 1,100 boe/d
Acreage: 8,700
Adj. $/acre: $20,893

AEP/Enduring – 6/2014
Purchase price: $2,500mm
Production, net: 16,000 boe/d
Acreage: 63,000
Adj. $/acre: $26,984

Compelling Bold purchase price of ~$12,000[(1)] per undeveloped net acre compares favorably to recent Midland Basin acquisitions

Source: Company filings and 1Derrick.
Note: Includes transactions with purchase prices greater than or equal to $100mm at announcement in Reagan, Glasscock and Upton counties for which transaction price and PDP is publicly available. Transaction value excludes PDP value of: $50,000/boe/d for transactions in 2014, $35,000/boe/d for transactions in 2015, $30,000/boe/d in 1H 2016 and $35,000/boe/d thereafter.
(1) Based on announced transaction value of ~$324mm on 11/8/2016 and PDP value of $35,000/boe/d.

EARTHSTONE Energy Inc.
16

Recent Southern Midland Basin Results



Upton
Reagan
16
1
2
3
4
5
15
6
7
9
14
11
10
12
13
8
Earthstone Acreage

Industry Well ESTE Well ESTE Planned 2018

1 **Pioneer**
XBC Giddings Est. 434C #3H
Wolfcamp B Lower
IPW2: 1698 Boe/d (87% oil)

2 **Pioneer**
XBC Giddings Est. 434D #4H
Wolfcamp B Lower
IPW2: 1447 Boe/d (88% oil)

3 **Pioneer**
XBC Giddings Est. 434G #7H
Wolfcamp B Lower
IPW2: 1945 Boe/d (81% oil)

4 **Pioneer**
Brook A-5B #2H
Wolfcamp B Lower
IPW2: 1401 Boe/d (87% oil)

5 **Parsley**
Kathryn 44-5 #4215
Wolfcamp A
IPW2: 1602 Boe/d (85% oil)

6 **Hunt Oil**
University 3-35 #101HB
Wolfcamp B Upper
IPW2: 1497 Boe/d (91% oil)

7 **Hunt Oil**
University 3-35 #105HB
Wolfcamp B Upper
IPW2: 1320 Boe/d (92% oil)

8 **PT Petroleum**
University Orange #6091C
Wolfcamp C
IPW2: 1101 Boe/d (93% oil)

9 **SEM**
University 9 #2913WC
Wolfcamp B Lower
IPW2: 1190 Boe/d (90% oil)

10 **Earthstone (Bold)**
WTG 4-232 #1H
Wolfcamp B Upper
IPW2: 942 Boe/d (93% oil)

11 **Discovery**
Hickman E #2085SH
Wolfcamp B Upper
IPW2: 1320 Boe/d (90% oil)

12 **Earthstone (Bold)**
WTG 5-234 B #3HM
Wolfcamp B Upper
IPW2: 1981 Boe/d (83% oil)

13 **Tracker**
Barnhart 76N78 #1LU
Wolfcamp B Upper
IPW2: 1319 Boe/d (92% oil)

14 **Earthstone (Bold)**
RCR RE 1 180 #7HA
Wolfcamp B Upper
IPW2: 1893 Boe/d (86% oil)

15 **Sable**
Hughes West #112HA
Wolfcamp B Upper
IPW2: 1070 Boe/d (87% oil)

16 **Parsley**
Greg Maddux 31-32 #4301H
Wolfcamp B Upper
IPW2: 1655 Boe/d (83% oil)

Source: Company filings and investor presentations.
Note: Well completions filed since Oct. 2017. IP tests are 24 hour tests.

EARTHSTONE Energy, Inc.
17

Recent Wolfcamp C Activity in Southern Midland Basin

(1) PE Taylor 45-33 #4601H IPW2: 2465 BO, 4495 MCFG Cum: 290 MBO in 8 months (1)	(2) PE Paige 13A & 12A #4810H IPW2: 1351 BO, 2856 MCFG IP60 of 1600 Boe/d (~56% oil) (1)
(3) Parsley Char Hughes 28-2 #4803H IP24: 1,000+ BO/d (2)	(4) Parsley Victor 1223 #4804H IP24: 445 BO, 573 MCF (11/17)
(5) Laredo Lane Trust E 43-32 #1NL IPW2: 607 BO, 933 MCF (12/17)	(6) Laredo Lane Trust E 43-42 #5NL IPW2: 491 BO, 1446 MCF (12/17)
(7) PT Petroleum University Orange #6091C IPW2: 1026 BO,452 MCF (1/18)	(8) Callon Eaglehead C A3 #26CH IP: 1,000+ Boe/d (85%-90% oil) (2)
(9) Parsley Oliver 39-34 #4807 Completed	(10) Parsley Bast 34 & 39 #4809H Permitted May 2017
(11) Parsley Brynlee 9 & 8 #4809H Permitted May 2017	(12) Parsley Devin 25-24 #4801H Permitted May 2017
(13) Parsley Nunn 5-44 #4803H Permitted October 2017	(14) Parsley Kathryn 43 & 42 #4803H Permitted October 2017
(15) Parsley Paige 13C-12H #4815H Permitted December 2017	(16) Parsley Dallas Keuchel 37-36-C #4805H Permitted December 2017
(17) Parsley Taylor 45 & 33 #4807H Permitted January 2018	(18) Earthstone (Bold) West Hartgrove 1 #2C Permitted January 2018
(19) Sable Hughes East 7-22 #47HD Permitted January 2018	(20) Parsley Lucy Lindsay 1-36-H #4815H Permitted January 2018



Upton
Reagan
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
ESTE Leasehold
Wolfcamp C Well or Permit

Note: Reflects Wolfcamp C permits filed since July 2016.
(1) From November Press Release.
(2) From Company Press Releases. Wells are flowing back and may not have reached peak rates.

EARTHSTONE Energy, Inc.

18

Differentiated, Balanced Inventory in Midland Basin Midland Basin Overview Gross Locations by Lateral Length and Target . Contiguous acreage positions provide significant Gross Locations by Lateral Length development advantage Target 5,000' - 6,250' 6,250' - 8,750' 8,750' - 10,000' Total % Total Lower Spraberry 1 46 40 87 9% . Long lateral development increases capital efficiency Wolfcamp A 9 112 160 281 30% . Over 95% of Midland horizontal locations have laterals of ~6,250 feet or greater Upper Wolfcamp B 9 98 159 266 28% – Over 50% of horizontal locations 8,750 feet or greater Lower Wolfcamp B 7 81 119 207 22% . Additional upside from: Wolfcamp C6554110211% – Middle Spraberry Total Gross Locations 32 392 519 943 100% – Jo Mill Total Net Locations 500 – Additional Lower Spraberry % Total (Gross) 3% 42% 55% 100% – Additional benches in Wolfcamp B – Wolfcamp D . Actively pursuing acreage and acquisition bolt-on opportunities to increase lateral lengths and ownership . Near-term drilling focused in the Wolfcamp A and the Wolfcamp B based on positive offset results, but are optimistic about the upside potential in other zones 19

Well Performance Update

- All areas outperforming initial expectations
- All areas and target horizons generating attractive returns at strip prices with cost inflation
- Increased early time production profile while maintaining EUR
  - Improved rate of return ("ROR") due to initial production outperforming previous type curves

Reagan County Results(1)


2017 Reagan Co Avg. (16 wells)
2016 Reagan Co Avg. (2 wells)
850 MBOE
7,500' Norm CUMULATIVE PRODUCTION, MBOE (2 STREAM)
TIME, MONTHS
0
50
100
150
200
250
0
3
6
9
12

Midland and Upton County Results(2)


Midland and Upton Co Avg. (7 wells)
1,000 MBOE
7,500' Norm CUMULATIVE PRODUCTION, MBOE (2 STREAM)
TIME, MONTHS
0
50
100
150
200
250
0
3
6
9
12

Type Curve Summary
(100% WI, 75% NRI 7,500' Laterals)

County	DC & E(3) ($m)	EUR (MBoe)	Oil (%)	NGL (%)	ROR (%)(4) $50/$3	ROR (%)(4) $60/$3
Midland / Upton	$7,000	1,000	67%	20%	>100%	>100%
Reagan	$6,800	850	59%	22%	47%	88%

(1) Reflects average cumulative production of wells completed in 2016 and 2017 in Reagan County. Average does not include wells once shut in for offset frac activity.
(2) Reflects average cumulative production of wells completed in 2016 and 2017 in Upton and Midland Counties.
(3) Reflects estimated 2018 drilling, completions and equipment costs, including production facilities.
(4) Single well rates of return assumes 3-stream economics on flat price deck of Oil – $50.00 and $60.00/Bbl, Gas - $3.00/Mcf before deductions for transportation, gathering and quality differential.

EARTHSTONE Energy, Inc.

20

Blocking Up Acreage – East Central Upton County Pre Acreage Trade Acreage Trade Highlights  Completed trade with offset operator to block up acreage for longer laterals  Earthstone now has 2,650 net acres in the Benedum prospect with average 95% WI (80% NRI)  Trade gives Earthstone 75 gross potential drilling locations in the Wolfcamp A, Upper B, and Lower B  Average lateral length ~ 6,650’  2 wells planned for 2018 Post Acreage Trade 21

Blocking Up Acreage – Southeast Reagan County Pre Acreage Trade Acreage Trade Highlights  Completed trade with offset operator and became operator of the RCR RE 180 well and unit  480 net acres in the RCR Unit with 100% WI (76% NRI)  Ability to drill future wells with 7,500 ft laterals  Retained 2.5% ORRI in offsetting 640 acre standup unit  RCR RE 180 well online in December 2017  Continuing to pursue other adjacent acreage Post Acreage Trade acquisitions/trades to increase lateral lengths 2.5% ORRI 22

Eagle Ford Asset Overview Karnes, Gonzales, and Fayette Counties, Texas . Operated Karnes, Gonzales, and Fayette Counties – 33,600 gross / 16,000 net leasehold acres – Working interests range from 17% to 50% – 60% held-by-production . 104 gross / 44.8 net producing wells (98 operated / 6 non-op) . 161 identified gross Eagle Ford drilling locations . Majority of acreage covered by 173 square mile 3-D seismic shoot – Avoid faulting for steering Eagle Ford wells – Indicate natural fractures Earthstone Lonestar Penn Virginia – Delineate other prospective opportunities . Other Potential: Upper Eagle Ford, Austin Chalk, Buda, Wilcox, and Edwards . Non-operated La Salle County – 61 gross producing wells – 25,100 gross / 2,900 net leasehold acres – Working interests range from 10% to 15% Offset operators include EOG, Encana and Marathon 23

Recent Eagle Ford Activity

- 11 gross wells drilled in southwestern Gonzales County and completed in late 2017 and early 2018
  - 2 wells in Davis Unit (~5,300 foot lateral); 17% working interest
  - 3 wells in Pilgrim Unit (~7,300 foot lateral); 19% working interest
  - 6 wells in Crosby Unit (~4,900 foot lateral); 25% working interest
- Joint Development Agreements ("JDA") with IOG Capital to fund a majority of Earthstone's capital expenditures for a 50% interest in 13 wells in the Eagle Ford (11 drilled in 2017 and completed in 2017 and beginning of 2018)
  - JDAs in the Pilgrim, Davis and Crosby Units
  - Operated interests previously included 33% in Davis Unit, 38% in Pilgrim Unit and 50% in Crosby Unit
  - Reduced estimated 2017 budget by $17 million
- Offsetting successful Earthstone Boggs Unit
  - 4 wells completed in October 2016
  - Cumulative production of 596 MBoe (93% oil) through January 2018
  - Average lateral length of ~6,260 feet
  - Average proppant of ~2,260 lbs/ft
- 2018 drilling and completion plans to offset the Davis and Crosby Units
  - 10 well drilling program began in March 2018


Pilgrim and
Davis Units
WILSON
Crosby Unit
Boggs Unit
GONZALES
KARNES
DEWITT

EARTHSTONE Energy, Inc.
24

Financial Overview 25

2018 Capital Budget, Guidance and Liquidity

2018 Capital Budget[1]

		Gross / Net Well Count	
	$mm	Spudded	On-Line
Drilling and Completion:			
Operated Midland Basin	130	20 / 19	22 / 19.6
Non-Operated Midland Basin	14	5 / 2	5 / 2
Operated Eagle Ford	12	10 / 2.1	16 / 3.6
Land / Infrastructure	14		
Total	**$170**		

2018 FY Guidance[1][2]

2018 Average Production (Boe/d)	12,000 – 12,500
% Oil	64%
% Gas	17%
% NGL	19%
Operating Costs:	
Lease Operating and Workover ($/Boe)	$4.75 – $5.25
Production Taxes (% of Revenue)	5.0% – 5.3%
G&A ($/Boe)	$5.00 – $5.50

2018 Capex by Project Area[1]

Total Capex


8%
7%
8%
77%
Operated Midland Basin
Non-Operated Midland Basin
Operated Eagle Ford
Land / Infrastructure

D&C Capex


8%
92%
Midland Basin
Eagle Ford

Liquidity (3/31/18)[3]

($mm)	3/31/2018
Cash	11.1
Revolver Borrowings	30.0
Total Debt	**$30.0**
Revolver Borrowing Base [4]	225.0
Less: Revolver Borrowings	(30.0)
Plus: Cash	11.1
Liquidity	**$206.1**

Notes:
(1) Assumes a 1-rig program for the operated Midland Basin acreage.
(2) G&A excludes transaction costs and non-cash stock-based compensation. Guidance is forward-looking information that is subject to a number of risks and uncertainties, many of which are beyond Earthstone's control.
(3) Revolver balance of $30mm and cash balance of $11.1mm as of March 31, 2018.
(4) Borrowing Base of $185mm as of 3/31/2018 that was increased to $225mm on 5/23/2018.

EARTHSTONE Energy Inc.
26

Hedging Summary Oil Production Hedged Gas Production Hedged Period Volume (Bbls) $/Bbl Period Volume (MMBtu) $/MMBtu Q2 2018 387,350 $51.72 Q2 2018 605,000 $2.947 Q3 2018 367,700 $51.27 Q3 2018 610,000 $2.947 Q4 2018 321,700 $50.16 Q4 2018 610,000 $2.947 Q1 2019 270,000 $55.42 Q2 2019 273,000 $55.42 Q3 2019 276,000 $55.42 Q4 2019 257,600 $55.18 Midland Cushing Basis Differential Oil Swaps: . Q2 – Q4 2018 Midland Cushing Basis Swap of 453,750 Bbls (1,650 Bbl/day) at -$0.15 per Bbl . 2019 – 2020 Midland Cushing Basis Swap of 731,000 Bbls (1,000 Bbl/day) at -$5.95 per Bbl 27

Analyst Coverage

Firm	Analyst Contact Info
Baird	Joseph Allman / 646-557-3209 / jdallman@rwbaird.com
Euro Pacific	Joel Musante / 800-727-7922 ext: 144 / jmusante@europac.net
Imperial Capital	Jason Wangler / 713-892-5603 / jwangler@imperialcapital.com
Johnson Rice	Ron Mills / 504-584-1217 / rmills@jrco.com
KLR	Brad Morris / 713-255-5063 / bm@klrgroup.com
Northland	Jeff Grampp / 949-600-4150 / jgrampp@northlandcapitalmarkets.com
Roth	John White / 949-720-7115 / jwhite@roth.com
Seaport Global	Mike Kelly, CFA / 713-658-6302 / mkelly@seaportglobal.com John Aschenbeck / 713-658-6343 / jaschenbeck@seaportglobal.com
Stephens	Ben Wyatt / 817-900-5714 / ben.wyatt@stephens.com
SunTrust	Neal Dingmann / 713-247-9000 / neal.dingmann@suntrust.com
Wells Fargo	Gordon Douthat / 303-863-6880 / gordon.douthat@wellsfargo.com

EARTHSTONE Energy, Inc. 28

Contact Information Mark Lumpkin, Jr. EVP, Chief Financial Officer Scott Thelander Director of Finance Corporate Offices Houston 1400 Woodloch Forest Drive | Suite 300 | The Woodlands, TX 77380 | (281) 298-4246 Midland 600 N. Marienfeld | Suite 1000 | Midland, TX 79701 | (432) 686-1100 Website www.earthstoneenergy.com 29

Reconciliation of Non-GAAP Financial Measure – Adjusted EBITDAX Adjusted EBITDAX (as defined below) is presented herein and reconciled from the GAAP measure of net income because of its wide acceptance by the investment community as a financial indicator. We define “Adjusted EBITDAX” as net income plus, when applicable, accretion of asset retirement obligations; depletion, depreciation and amortization; interest expense, net; transaction costs; (gain) on sale of oil and gas properties; unrealized loss (gain) on derivatives; stock-based compensation; and income tax expense (benefit). Our Adjusted EBITDAX measure provides additional information that may be used to better understand our operations. Adjusted EBITDAX is one of several metrics that we use as a supplemental financial measurement in the evaluation of our business and should not be considered as an alternative to, or more meaningful than, net income as an indicator of operating performance. Certain items excluded from Adjusted EBITDAX are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic cost of depreciable and depletable assets. Adjusted EBITDAX, as used by us, may not be comparable to similarly titled measures reported by other companies. We believe that Adjusted EBITDAX is a widely followed measure of operating performance and is one of many metrics used by our management team and by other users of our consolidated financial statements. For example, Adjusted EBITDAX can be used to assess our operating performance and return on capital in comparison to other independent exploration and production companies without regard to financial or capital structure and to assess the financial performance of our assets and our Company without regard to capital structure or historical cost basis. The following table provides a reconciliation of Net income to Adjusted EBITDAX for the period indicated: ($000's) Q1 2018 Net income $12,191 Accretion of asset retirement obligations 41 Depletion, depreciation and amortization 9,708 Interest expense, net 613 (Gain) on sale of oil and gas properties  (449) Unrealized loss (gain) on derivative contracts 1,000 Stock‐based compensation (non‐cash) 1,940 Income tax expense (benefit) 249 Adjusted EBITDAX $25,293 30

Non-GAAP Financial Measure – PV-10 PV-10 is derived from the Standardized Measure of discounted future net cash flows, which is the most directly comparable GAAP financial measure. PV-10 is a computation of the Standardized Measure on a pre-tax basis. PV-10 is equal to the Standardized Measure at the applicable date, before deducting future income taxes, discounted at 10%. We believe that the presentation of PV-10 is relevant and useful to investors because it presents the discounted future net cash flows attributable to our estimated net proved reserves prior to taking into account future corporate income taxes, and it is a useful measure for evaluating the relative monetary significance of our oil and natural gas properties. Further, investors may utilize the measure as a basis for comparison of the relative size and value of our reserves to other companies. We use this measure when assessing the potential return on investment related to our oil and natural gas properties. PV-10, however, is not a substitute for the Standardized Measure. Our PV-10 measure and the Standardized Measure do not purport to present the fair value of our oil and natural gas reserves. Earthstone’s proved reserves as of December 31, 2017 were independently estimated by CG&A utilizing NYMEX 5-year strip prices as of December 31, 2017 (Oil – $59.55, $56.19, $53.76, $52.29, $51.67 / Gas - $2.84, $2.81, $2.82, $2.85, $2.89). 31